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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) October 9, 2001


                             CEDAR INCOME FUND, LTD.
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               (Exact name of registrant as specified in charter)



  Maryland                       0-14510                     42-1241468
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(State or other                (Commission                 (IRS Employer
Jurisdiction of                File Number)              Identification No.)
Incorporation)



44 South Bayles Avenue, Port Washington, New York                    11050
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code (516) 767-6492



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(Former name or former address, if changed since last report)
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                            Cedar Income Fund, Ltd.

Item 2. Acquisition or Disposition of Assets
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As of October 9, 2001, pursuant to an Agreement of Sale dated as of May 16,
2001, Cedar Income Fund Partnership, L.P. (the "Operating Partnership") through a number of newly-created limited liability companies, in which the Operating Partnership, directly or indirectly, is the managing (or sole) member, purchased three shopping center properties and a certain land parcel from entities controlled, directly or indirectly by Bryant Development Corp. of Purchase, NY, for $35,034,353 plus closing costs, adjustments, and reserves of approximately $2.8 million.

The properties consist of the following:

1. Academy Plaza, Philadelphia, PA, a 154,836 s.f. community shopping center anchored by a 50,000 s.f. Acme Supermarket, at a contract purchase price of $11,607,515;
2. Port Richmond Village, Philadelphia, PA, a 156,471 community shopping center anchored by a 40,000 s.f. Thriftway, at a contract purchase price of $14,216,502;
3. Washington Centre Shoppes, Sewell, NJ, a 157,146 s.f. community shopping center anchored by a 66,046 s.f. Acme Supermarket, at a contract purchase price of $8,960,336; and
4. 304 Greentree Road, Sewell, NJ, an approximate 34,500 s.f. development parcel, at a contract purchase price of $250,000.

The three shopping center properties were appraised by Integra Realty Resources-Philadelphia, licensed general appraisers in Pennsylvania and New Jersey, at approximately $13,300,000, $14,900,000 and $9,000,000, respectively. The Greentree Road parcel has not been separately appraised.

The properties were purchased subject to first mortgages of approximately $10,715,000 on the Academy Plaza property, $11,610,000 on the Port Richmond property and $5,986,000 on the Washington Centre property. The balance of the purchase price was funded with approximately $3,365,000 of the net proceeds of the sale of the Operating Partnership's interest in the Broadbent Business Center in Salt Lake City, Utah (completing a tax-deferred "like-kind exchange" under Section 1031 of the Internal Revenue Code) and the net proceeds of a certain financing made available by SWH Funding Corp. of Hackensack, NJ ("SWH"), secured by a first mortgage in the amount of $6 million on Southpoint Parkway Center, Jacksonville, FL ("Southpoint"), an office building of approximately 79,000 s.f. on 11.73 acres of land owned in fee by the Operating Partnership. The Southpoint property was unencumbered immediately prior to such financing. Approximately $150,000 of monies required at closing was funded from operations.

The first mortgage loans which encumber the respective shopping center properties are at interest rates of 7.275% for the Academy Plaza property, 7.174% for the Port Richmond Village property and 7.53% for the Washington Centre Shoppes property and mature respectively on March 10, 2013, April 10, 2008 and November 11, 2007.
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                            Cedar Income Fund, Ltd.


The SWH financing arrangements involve a term of three years, maturing November 1, 2004, with a right to extend for two additional eighteen month periods upon payment of certain fees, and subject to certain additional minimum monthly and annual or "back-end" payments, and to certain additional participations in gain in value payable at the earliest of the repayment date, maturity or the date of sale of the (three) shopping center properties described above.

Payments to SWH pursuant to the financing arrangements shall be at a rate of 12.5% per annum on the outstanding balance.

There is a mandatory payment of $4.5 million on or prior to the 12th month and an additional mandatory payment of $300,000 on or prior to the 18th month. Further, amortization payments of $10,000 are required during each of the first three months, $20,000 for each of the 7th through the 12th months, $45,833.33 for the 13th through the 24th month, and $41,666.67 for the 25th through the 36th month.

An additional "equity fee" in an amount equal to the greater of $350,000 or 10% of the gain in value of the properties as determined by appraisal is payable at maturity. Further, SWH shall be entitled to "exit fees" of $120,000 if the entire principal is paid prior to October 2002, thereafter amounts accrue at 1/3% per month during the period October 2002 - November 2004; 1/2% per month during the extension period from November 2004 - November 2005; and 2/3% per month during the extension periods from November 2005 - November 2007.

The obligations of the Operating Partnership under the SWH financing agreement are guaranteed by the Company.

A wholly-owned subsidiary of SWH and the Operating Partnership have formed Cedar Center Holdings L.L.C. 3, which, in turn, is the sole member of each of the four limited liability companies which, indirectly through other limited liability companies, respectively, own each of the three shopping center properties acquired by the Operating Partnership. SWH has no interest in profits or assets of Cedar Center Holdings L.L.C. 3; however, SWH shall have the right, pursuant to the operating agreement of such LLC, to acquire operating control of the above mentioned three shopping center properties in the event of a default by the Operating Partnership or its affiliates.

As additional security for the SWH loan, the Operating Partnership has pledged to SWH Funding Corp., its rights to distributions from the Operating Partnership's 100% membership interest in Cedar Center Holdings L.L.C. 3. Under the pledge, SWH has no rights to such distributions unless and until an event of default occurs.

Property management for each of the three shopping center properties acquired by the Operating Partnership will be provided by Brentway Management LLC ("Brentway"), which will receive management, leasing and construction management fees. Management fees shall be at 4% of gross rental receipts; leasing and construction management fees shall be standard for the industry.
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                            Cedar Income Fund, Ltd.


Brentway is owned by Leo S. Ullman and Brenda J. Walker. Mr. Ullman and Ms. Walker, officers and directors of the Company, are officers and directors of Brentway and of Cedar Bay Realty Advisors, Inc. Cedar Bay Realty Advisors, Inc., is wholly-owned by Mr. Ullman and receives certain advisory (asset management) fees from the Company.

The Operating Partnership intends to continue to operate the three shopping center properties as shopping centers.

The foregoing summary of the purchase, financing and funding transactions with respect to the acquisition by the Operating Partnership of the three shopping center properties, as described, is qualified in its entirety by reference to the Agreement of Sale between Washington Centre Shops, L.P., Port Richmond Associates, L.L.C., Academy Stores, L.P., and Greentree Road Land, Inc., as Seller, and Cedar Income Fund Partnership, L.P., as Purchaser, dated as of May 16, 2001, as amended, the Note and Mortgage Assumption Agreement for each of the respective shopping center properties, the promissory notes and mortgage documents made by the original borrower with respect to each of the respective shopping center properties, the note, loan agreement and mortgage between the Operating Partnership and SWH with respect to the Southpoint property, and the Operating Agreement for Cedar Center Holdings, L.L.C. 3, and the Pledge and Security Agreement covering the pledge by the Operating Partnership to SWH, all of which are attached hereto as Exhibits.

Item 7. Financial Statements, Pro forma Financial Information and Exhibits
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        (a)  Financial statements of the properties acquired will be filed separately.
        (b) Pro forma financial information relative to the acquired properties will be filed separately.
        (c)  Exhibits

The following exhibits are furnished with respect to the transaction described herein.







                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      CEDAR INCOME FUND, LTD.


                                      By: /s/ Leo S. Ullman
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                                         Leo S. Ullman
                                         Chairman

Dated: October 24, 2001



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                            Cedar Income Fund, Ltd.

                                8-K EXHIBIT INDEX

(10) Material contracts

Exhibit 10.1 - Agreement of Sale between Washington Centre Shops, L.P., Port Richmond Associates, LLC, Academy Stores, L.P. and Greentree Road Land, Inc., as Seller, and Cedar Income Fund Partnership, L.P., as Purchaser, dated as of May 16, 2001;

Exhibit 10.2 - Letter Agreement between Washington Centre Shops, L.P., Port Richmond Associates, LLC, Academy Stores, L.P. and Greentree Road Land, Inc., as Seller, and Cedar Income Fund Partnership, L.P., as Purchaser, dated July 12, 2001;

Exhibit 10.3 - First Amendment to Agreement of Sale between Washington Centre Shops, L.P., Port Richmond Associates, LLC, Academy Stores, L.P. and Greentree Road Land, Inc., as Seller, and Cedar Income Fund Partnership, L.P., as Purchaser, dated as of August 15, 2001;

Exhibit 10.4 - Letter Agreement between Washington Centre Shops, L.P., Port Richmond Associates, LLC, Academy Stores, L.P. and Greentree Road Land, Inc., as Seller, and Cedar Income Fund Partnership, L.P., as Purchaser, dated August 22, 2001;

Exhibit 10.5.a - Letter Agreement between Washington Centre Shops, L.P., Port Richmond Associates, LLC, Academy Stores, L.P. and Greentree Road Land, Inc., as Seller, and Cedar Income Fund Partnership, L.P., as Purchaser, dated September 20, 2001;

Exhibit 10.5.b - Acknowledgement to Letter Agreement described in Exhibit 10.5.a. from Pryor Cashman Sherman & Flynn LLP, signed by Cedar Bay Realty Advisors, Inc., dated September 21, 2001;

Exhibit 10.6 - Assumption of Note, Mortgage and Security Agreement and Other Loan Documents between Academy Store, L.P. as Transferor and Academy Plaza, L.L.C. 1 as Transferee, dated as of October 9, 2001;

Exhibit 10.7 - Mortgage and Security Agreement between Academy Store, L.P. as Borrower and The Chase Manhattan Bank as Lender, dated as of February 12, 1998;

Exhibit 10.8 - Promissory Note between Academy Store, L.P. as Maker and The Chase Manhattan Bank as Lender, dated as of March 10, 1998;

Exhibit 10.9 - Note Modification Agreement between Academy Store, L.P. as Borrower and The Chase Manhattan Bank as Lender, dated January 5, 1999;

Exhibit 10.10 - Assignment, Assumption and Consent to Assumption between State Street Bank and Trust Company as Trustee for The Registered Holders of Chase Commercial Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 1998-1 as Noteholder, Port Richmond L.L.C. 1 as Assumptor, Cedar Income Fund Partnership, L.P. as Substitute Indemnitor, Port Richmond Associates LLC as Borrower and Andrew Hascoe as the Original Indemnitor dated as of October 9, 2001;

Exhibit 10.11 - Mortgage and Security Agreement between Port Richmond Associates LLC as Borrower and The Chase Manhattan Bank as Lender, dated as of April 2, 1998;
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                            Cedar Income Fund, Ltd.

Exhibit 10.12 - Promissory Note between Port Richmond Associates LLC as Borrower and The Chase Manhattan Bank as Lender, dated as of April 2, 1998;

Exhibit 10.13 - Note and Mortgage Assumption Agreement between Wells Fargo Bank Minnesota National Association, formerly known as Norwest Bank Minnesota, National Association, as Trustee for Credit Suisse First Boston Mortgage Securities Corp., Commercial Mortgage Pass-Through Certificates Series 1997-C2 as Lender, Washington Centre Shops, L.P. as Original Borrower and Washington Center L.L.C. 1 as New Borrower, dated as of October __, 2001;

Exhibit 10.14 - Mortgage, Assignment of Leases and Rents and Security Agreement between Washington Centre Shops, L.P. as Mortgagor and Credit Suisse First Boston Mortgage Capital LLC as Mortgagee, dated as of November 7, 1997;

Exhibit 10.15 - Mortgage Note between Washington Centre Shops, L.P. as Maker and Credit Suisse First Boston Mortgage Capital LLC as Lender, dated November 7, 1997;

Exhibit 10.16 - Loan Agreement by and between SWH Funding Corp. as Lender and Cedar Income Fund Partnership, L.P. as Borrower, dated as of October__,
2001;

Exhibit 10.17 - Mortgage, Assignment of Leases and Rents, Security Agreement and Financing Statement between Cedar Income Fund Partnership, L.P. as Mortgagor and SWH Funding Corp. as Mortgagee, dated as of October __, 2001;

Exhibit 10.18 - Promissory Note by Cedar Income Fund Partnership, L.P. to SWH Funding Corp., dated as of October __, 2001;

Exhibit 10.19 - Pledge and Security Agreement between Cedar Income Fund Partnership, L.P. as Pledgor and SWH Funding Corp. as Lender, dated as of October __, 2001; and

Exhibit 10.20 - Guaranty made by Cedar Income Fund, Ltd. as Guarantor in favor of SWH Funding Corp. as Lender, dated as of October __, 2001.

(99) Additional exhibits

99.1 - Press Release regarding purchase of three shopping centers dated October 9, 2001.